Exhibit 10.1

FOURTH MODIFICATION OF SUBLEASE

FOURTH MODIFICATION OF SUBLEASE made as of April 5, 2012, by and between EMPIRE STATE BUILDING ASSOCIATES L.L.C., a New York limited liability company having its office at One Grand Central Place, 60 East 42nd Street, New York, New York 10165 (hereinafter called “Sublessor”); and EMPIRE STATE BUILDING COMPANY L.L.C., a New York limited liability company having its office at One Grand Central Place, 60 East 42nd Street, New York, New York 10165 (hereinafter called “Sublessee”).

W I T N E S S E T H:

Sublessor is the current sublessor and Sublessee is the current sublessee under that certain sublease described on Schedule A hereto (the foregoing being hereinafter collectively called the “Sublease”) relating to certain real estate described on Schedule B.

Sublessor has negotiated the terms of a loan of up to three hundred million dollars ($300,000,000) (of which $159,000,000 has heretofore been funded and an additional advance of $30,000,000 is being funded on or about the date hereof) with HSBC Bank USA, N.A., as Agent (“Agent”) for the lenders (“Lenders”) party to a certain loan agreement, as amended, among Empire State Land Associates L.L.C., Sublessor, Agent and Lenders (the “Loan Agreement”) to provide, inter alia, funds with which to pay for the costs of ongoing capital improvement programs for the Demised Premises.

NOW, THEREFORE, in consideration of the sum of ten ($10.00) dollars, the mutual promises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be bound, hereby agree as follows:

1. Terms used herein and not otherwise defined herein have the meanings attributed to them in the Sublease.

2. Sublessee consents, as of the date of this Fourth Modification of Sublease, to an additional draw under the Mortgage Note (as defined in Subdivision (1)(g) of Section 2.01 as set forth in Section 2 of this Third Modification of Sublease) of up to thirty million dollars ($30,000,000), which additional draw, together with all draws heretofore made under the Mortgage Note, aggregate to one hundred eighty nine million dollars ($189,000,000). Nothing herein shall affect the terms of that certain Confirmation of Subordination made by Sublessee in favor of Agent delivered in accordance with the Loan Agreement.

3. Sublessee confirms that pursuant to the Sublease, it is responsible for (i) paying all real estate taxes and similar impositions levied against the Demised Premises; (ii) maintaining, at its cost and expense, the Demised Premises in good condition and repair; (iii) insuring the Demised Premises and paying all premiums with respect to the insurance; (iv) complying with laws and regulations; (v) keeping the Demised Premises free of mechanics liens and code violations applicable to the use and occupancy of the Demised Premises; and (vi) performing the acts that would typically be the subject of protective advances by an institutional lender either to cure a default or to preserve the lien of its mortgage and the value of its security. Sublessee acknowledges that (i) it has received a copy of the Loan Agreement; (ii) it is a party to certain Loan Documents (as defined in the Loan Agreement) and (iii) it shall abide by its obligations thereunder. Nothing herein shall constitute an acknowledgement by Sublessee that is obligated to pay the Debt (as defined in the Loan Agreement).

4. Except as herein modified, the Sublease shall be and remain in full force and effect, and the parties hereby ratify and confirm all of the other terms, covenants and conditions thereof.

5. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

SIGNATURE PAGE FOLLOWS THIS PAGE

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the day and year first above written.

Sublessor:

EMPIRE STATE BUILDING ASSOCIATES L.L.C., a New York limited liability company

By:	/s/ Peter L. Malkin
Peter L. Malkin, Member

By:	/s/ Anthony E. Malkin
Anthony E. Malkin, Member

By:	/s/ Thomas N. Keltner
Thomas N. Keltner, Jr., Member

Sublessee:

EMPIRE STATE BUILDING COMPANY L.L.C., a New York limited liability company

By:	/s/ Anthony E. Malkin
Anthony E. Malkin, Member

CONSENTED TO:

EMPIRE STATE LAND ASSOCIATES L.L.C., a New York limited liability company

By:	Empire State Building Associates L.L.C., a New York limited liability company, its Sole Member

	By:	/s/ Peter L. Malkin
Peter L. Malkin, Member

	By:	/s/ Anthony E. Malkin
Anthony E. Malkin, Member

	By:	/s/ Thomas N. Keltner
Thomas N. Keltner, Jr., Member

Schedule A—Sublease

Schedule B—Property

[Signature Page to Fourth Modification of Sublease]

STATE OF NEW YORK           )

                                                     ) ss.

COUNTY OF NEW YORK       )

On the 4th day of April in the year 2012 before me, the undersigned, a Notary Public in and said State, personally appeared Peter L. Malkin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signature on the instrument, the individuals, or the persons upon behalf of which the individual acted, executed the instrument.

/s/ Judy H. Love
Notary Public

STATE OF NEW YORK           )

                                                     ) ss.

COUNTY OF NEW YORK       )

On the 4th day of April in the year 2012 before me, the undersigned, a Notary Public in and said State, personally appeared Anthony E. Malkin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signature on the instrument, the individuals, or the persons upon behalf of which the individual acted, executed the instrument.

/s/ Judy H. Love
Notary Public

STATE OF NEW YORK           )

                                                     ) ss.

COUNTY OF NEW YORK       )

On the 4th day of April in the year 2012 before me, the undersigned, a Notary Public in and said State, personally appeared Thomas N. Keltner, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signature on the instrument, the individuals, or the persons upon behalf of which the individual acted, executed the instrument.

/s/ Judy H. Love
Notary Public

[Acknowledgement Page to Fourth Modification of Sublease]

STATE OF NEW YORK           )

                                                     ) ss.

COUNTY OF NEW YORK       )

On the 4th day of April in the year 2012 before me, the undersigned, a Notary Public in and said State, personally appeared Anthony E. Malkin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signature on the instrument, the individuals, or the persons upon behalf of which the individual acted, executed the instrument.

/s/ Judy H. Love
Notary Public

[Acknowledgement Page to Fourth Modification of Sublease]

STATE OF NEW YORK           )

                                                     ) ss.

COUNTY OF NEW YORK       )

On the 4th day of April in the year 2012 before me, the undersigned, a Notary Public in and said State, personally appeared Peter L. Malkin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signature on the instrument, the individuals, or the persons upon behalf of which the individual acted, executed the instrument.

/s/ Judy H. Love
Notary Public

STATE OF NEW YORK           )

                                                     ) ss.

COUNTY OF NEW YORK       )

On the 4th day of April in the year 2012 before me, the undersigned, a Notary Public in and said State, personally appeared Anthony E. Malkin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signature on the instrument, the individuals, or the persons upon behalf of which the individual acted, executed the instrument.

/s/ Judy H. Love
Notary Public

STATE OF NEW YORK           )

                                                     ) ss.

COUNTY OF NEW YORK       )

On the 4th day of April in the year 2012 before me, the undersigned, a Notary Public in and said State, personally appeared Thomas N. Keltner, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signature on the instrument, the individuals, or the persons upon behalf of which the individual acted, executed the instrument.

/s/ Judy H. Love
Notary Public

[Acknowledgement Page to Fourth Modification of Sublease]

SCHEDULE A

SUBLEASE

That Certain Agreement of Lease dated 12/27/61 and recorded 12/27/1961 in Liber 5173 Cp. 155 made by EMPIRE STATE BUILDING ASSOCIATES, as sub-landlord, to LAWRENCE A. WIEN, HARRY B. HELMSLEY, MARTIN WEINER REALTY CORPORATION and PAREMPCO INC., Joint Venturers, associated under the name of EMPIRE STATE BUILDING COMPANY, as sub-tenant, which lease is affected by the following instruments:

(1) Assignment of sublease from PAREMPCO, INC. to LAWRENCE A. WIEN and HARRY B. HELMSLEY, dated as of 2/1/1963, recorded on 7/10/1963 in Liber 5239 Cp. 122;

(2) Assumption of Sublease from LAWRENCE A. WIEN to WICO TRADING CORPORATION dated as of 6/30/1964 and recorded on 7/22/1964 in Liber 5287 Cp. 238;

(3) First Modification of Sublease between EMPIRE STATE BUILDING ASSOCIATES, as sub-landlord and LAWRENCE A. WIEN, HARRY B. HELMSLEY, WICO TRADING CORPORATION and MARTIN WEINER REALTY CORPORATION, Joint Venturers, associated under the name of EMPIRE STATE BUILDING COMPANY, as sub-tenants (with consent from THE PRUDENTIAL INSURANCE COMPANY OF AMERICA) dated 2/15/1965, recorded 2/15/1965 in Liber 5315 Cp. 1;

(4) Assignment of Disbursement, Right made by LAWRENCE A. WIEN, HARRY B. HELMSLEY, WICO TRADING CORPORATION and MARTIN WEINER REALTY CORPORATION, Joint Venturers, associated under the name of EMPIRE STATE BUILDING ASSOCIATES to MORGAN GUARANTY TRUST COMPANY OF NEW YORK dated 2/15/1965 and recorded 2/15/1965 in Liber 5315 Cp. 23;

(5) Assignment of Interest in Sublease from LAWRENCE A. WIEN to WILLIAM C. WARREN, as Trustee under a certain Trust Agreement dated 12/12/1967 for the benefit of COLUMBIA UNIVERSITY, dated as of 12/31/1967 and recorded on 4/1/1971 in Reel 200 Page 1123;

(6) Assignment of Interest in Sublease from MARTIN WIENER REALTY CORPORATION to MARTIN WIENER, dated as of 12/31/1968 and recorded on 4/1/1971 in Reel 200 Page 1126;

(7) Assignment of Interest in Sublease from WILLIAM C. WARREN, as Trustee under a certain Trust Agreement dated 12/12/1967 for the benefit of COLUMBIA UNIVERSITY to LAWRENCE A. WIEN, dated as of 1/1/1970, recorded 4/1/1971 in Reel 200 Page 1130;

(8) Assignment of Interest in Sublease from SAMFORD G. BLUESTEIN, JOAN KONNER, BENJAMIN NADEL and LAWRENCE A. WIEN, as Executors of the Last Will and Testament of MARTIN WIENER, deceased to MARTIN WIENER ASSOCIATES, dated 6/25/1970, recorded on 4/1/1971 in Reel 200 Page 1133;

(9) Assignment of Sublease from WICO TRADING CORPORATION to HARRY B. HELMSLEY, dated as of 8/2/1969, recorded 4/1/1971 in Reel 200 Page 1496;

(10) Assignment and Assumption of the Sublease from LAWRENCE A. WIEN, HARRY B. HELMSLEY and MARTIN WIENER ASSOCIATES, Joint Venturers associated under the name of EMPIRE STATE BUILDING COMPANY to EMPIRE STATE BUILDING COMPANY, dated as of 4/2/1971, recorded on 4/8/1971 in Reel 201 Page 556;

(11) Certificate of Conversion of EMPIRE STATE BUILDING COMPANY to EMPIRE STATE BUILDING COMPANY LLC dated 12/17/2001 and filed 12/17/2001 in the Office the Department of State of the State of New York; and

(12) Second Modification of Sublease, dated February 25, 2009, between EMPIRE STATE BUILDING ASSOCIATES L.L.C. and EMPIRE STATE BUILDING COMPANY L.L.C., which was not recorded.

(13) Third Modification of Sublease, dated July 26, 2011, between EMPIRE STATE BUILDING ASSOCIATES L.L.C. and EMPIRE STATE BUILDING COMPANY L.L.C., recorded on August 9, 2011 as CRFN 201100027xxxx.

SCHEDULE B

PROPERTY

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly side of West 34th Street with the westerly side of Fifth Avenue;

THENCE Southerly along the westerly side of Fifth Avenue, 197 feet 6 inches to the northerly side of West 33rd Street;

THENCE Westerly along the northerly side of West 33rd Street, 500 feet;

THENCE Northerly and parallel with the westerly side of Fifth Avenue, 98 feet 9 inches to the middle line of the block;

THENCE Easterly and parallel with the northerly side of West 33rd Street, 75 feet;

THENCE again Northerly and parallel with the westerly side of Fifth Avenue and part of the distance through a party wall, 98 feet 9 inches to the southerly side of West 34th Street;

THENCE Easterly along the southerly side of West 34th Street, 425 feet to the corner aforesaid, the point or place of BEGINNING.